Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Bitcoin Strategy Floor15 ETF – April

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated March 20, 2026

As described in the Fund’s prospectus, the Fund is designed to participate in the positive price returns (before fees and expenses) of a reference instrument, which seeks to reflect generally (before fees and expenses) the performance of the price of bitcoin (the “Bitcoin Reference Instrument”). Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On March 31, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of April 1, 2026. The new Target Outcome Period will end on April 9, 2027. While the Bitcoin Reference Instrument and the actual cap will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for the Fund for the Target Outcome Period beginning on April 1, 2026. The Bitcoin Reference Instrument for the new Target Outcome Period is expected to remain the Cboe Bitcoin U.S. ETF Index. A supplement to the Fund’s prospectus will be filed on April 1, 2026 that will include the actual Bitcoin Reference Instrument and the actual cap for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Bitcoin Strategy Floor15 ETF – April (BFAP)	21.50% - 33.10%	20.60% - 32.20%

Please Keep this Supplement with your Fund Prospectus for Future Reference